POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Hussman Investment Trust, an Ohio business trust, hereby constitutes and appoints Kenneth S. Gerstein and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2000.


                                        /s/ John P. Hussman
                                        John P. Hussman, Ph.D.

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Hussman Investment Trust, an Ohio business trust, hereby constitutes and appoints Kenneth S. Gerstein and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2000.


                                        /s/ David C. Anderson
                                        David C. Anderson

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Hussman Investment Trust, an Ohio business trust, hereby constitutes and appoints Kenneth S. Gerstein and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2000.


                                        /s/ Lee R. Baker
                                        Lee R. Baker

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Hussman Investment Trust, an Ohio business trust, hereby constitutes and appoints Kenneth S. Gerstein and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2000.


                                        /s/ William H. Vanover
                                        William H. Vanover

                                POWER OF ATTORNEY
                                -----------------


     The undersigned Trustee of Hussman Investment Trust, an Ohio business trust, hereby constitutes and appoints Kenneth S. Gerstein and John F. Splain, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of June, 2000.


                                        /s/ Nelson Freeburg
                                        Nelson Freeburg